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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                August 24, 1995



                              NATEC RESOURCES, INC.
                ________________________________________________
                          (Exact name of registrant as
                           specified in its charter)



   Delaware                         0-8104               36-6059098
_______________                   ____________         ______________
(State or other                   (Commission          (IRS Employer
jurisdiction of                   File Number)         Identification
incorporation)                                            Number)



                        1177 West Loop South, Suite 800
                              Houston, Texas 77027
                    ________________________________________
                    (Address of principal executive offices)



       Registrant's telephone number, including area code (713) 552-2552
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ITEM 2.  ACQUISITION AND DISPOSITION OF ASSETS

         On August 24, 1995, the Registrant sold substantially all of its assets to North American Chemical Company (NACC), a unit of Harris Chemical North America, Inc., pursuant to their Acquisition Agreement dated April 5, 1995, as amended. The assets sold include NaTec's 50% interest in White River Nahcolite Minerals, Ltd. Liability Co. (White River), the owner of a sodium bicarbonate mining and processing facility located in Colorado in which NaTec has been a joint venture partner since 1992. NaTec retained its assets unrelated to the operation of White River. Under the terms of the amended Acquisition Agreement, the sales price, determined through arm's-length negotiation, was $10.5 million, consisting of $500,000 cash and the delivery of a $6 million non-interest bearing promissory note maturing January 15, 1996 by White River, and NACC's $4 million non-interest bearing promissory note, which has a three-year term. Both notes are secured by a security interest covering the White River facility.

         The Registrant dissolved and liquidated all of its assets immediately following the asset sale to NACC, including the proceeds of such sale. As a result of the liquidation, NaTec satisfied its outstanding prior debts to creditors, but did not have sufficient assets to pay the entire liquidation preference to its preferred stockholder or to make any distribution to holders of NaTec's common stock.


ITEM 7.  EXHIBITS

         Exhibit 2A. Acquisition Agreement between NaTec Resources, Inc. and North American Chemical Company dated as of April 5, 1995
         Exhibit  2B.     Amendment No. 1 to Acquisition Agreement dated July
                          31, 1995
         Exhibit 99A. Pro Forma Statement of Net Assets in Liquidation as of June 30, 1995
         Exhibit 99B. Pro Forma Statement of Operations for the Fiscal Year ended December 31, 1994
         Exhibit 99C.     Pro Forma Statement of Operations Adjustments
         Exhibit 99D.     Press release dated August 24, 1995





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NATEC RESOURCES, INC.



Dated:  September 7, 1995               By:   /s/ TIMOTHY R. DUNNE
                                           _______________________________
                                        Name:  Timothy R. Dunne
                                        Title:   Vice President, General Counsel
                                                  and Secretary





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                              INDEX TO EXHIBITS

           Exhibit                         Description
           -------                         ------------
         Exhibit  2A.     Acquisition Agreement between NaTec Resources, Inc.
                          and North American Chemical Company dated as of April
                          5, 1995
         Exhibit  2B.     Amendment No. 1 to Acquisition Agreement dated July
                          31, 1995
         Exhibit 99A.     Pro Forma Statement of Net Assets in Liquidation as
                          of June 30, 1995
         Exhibit 99B.     Pro Forma Statement of Operations for the Fiscal Year
                          ended December 31, 1994
         Exhibit 99C.     Pro Forma Statement of Operations Adjustments
         Exhibit 99D.     Press release dated August 24, 1995
